UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2012

METALS USA HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34685	20-3779274
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2400 E. Commercial Blvd., Suite 905 Fort Lauderdale, Florida	33308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 202-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 22, 2012, Metals USA Holdings Corp. (the “Company”) issued a press release announcing financial results for the three and nine months ended September 30, 2012. The Company also announced that management will hold a conference call to discuss the information in the press release on Tuesday, October 23, 2012 at 10:00 a.m. Eastern Time. The press release is furnished in this report as Exhibit 99.1.

The information contained in Exhibit 99.1 is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METALS USA HOLDINGS CORP.

Date: October 22, 2012	/s/ Robert C. McPherson III
Name: Robert C. McPherson III
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated October 22, 2012.